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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                               Date of Report:

                                 December 1, 1997
                      (Date of earliest event reported)


                               Halstead Energy Corp.
            (Exact name of registrant as specified in its charter)



         Nevada                 0-25660                   87-0446395
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                                33 Hubbells Drive
                            Mt. Kisco, New York 10549
               (Address of principal executive offices) (Zip Code)



                                  (914)-666-3200
                       (Registrant's telephone number)


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Item 4. Changes in Registrant's Certifying Accountant.

      (a) Goldman & Murphy, L.L.P., the Registrant's principal independent accountant (the "Accountant"), resigned on December 1, 1997.

      The Accountant's report on the Registrant's financial statements for the last two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles.

      The decision to change accountants was not recommended or approved by the Registrant's board of directors or an audit or similar committee of the Registrant's board of directors.

      During neither of the Registrant's two most recent fiscal years nor any later interim period was there any disagreement between the Registrant and the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                                  Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 5, 1997                  HALSTEAD ENERGY CORP.

                                          By:   /s/Claire E. Tarricone
                                                Name:  Claire E. Tarricone
                                                Title: President



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